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                                                                   EXHIBIT 10.21


                              EMPLOYMENT AGREEMENT


      AGREEMENT dated as of the 13th day of December, 1999 between Barr Laboratories, Inc., a New York corporation having its principal executive offices at Two Quaker Road, Pomona, New York 10970 (the "Company"), and Martin Zeiger (the "Employee").

                                   WITNESSETH:

      WHEREAS, the Company wishes to assure itself of the services of the Employee and provide an inducement for the Employee to enter into its employ; and

      WHEREAS, the Employee is willing to serve in the employ of the Company for the period and on the other terms and conditions hereafter set forth;

      NOW, THEREFORE, the Company and the Employee hereby agree as follows:

      1. Employment. The Company agrees to employ the Employee, and the Employee agrees to enter into and remain in the employ of the Company, during the term of this Agreement and on the other terms and conditions hereafter set forth.

      2. Term. The term of this Agreement shall commence on December 31, 1999, or such earlier date as designated by the Employee (the "Commencement Date") and shall terminate at the close of business on the third anniversary of the Commencement Date unless sooner terminated in accordance with the terms of this Agreement or extended as hereinafter provided. The term of this Agreement shall be extended automatically, without further action by the Company or the Employee, on the date which is six months before the third anniversary of the Commencement Date and on the date which is six months before each subsequent anniversary of the Commencement Date (the "Extension Date") for successive periods of twelve months each, unless either party shall have given written notice to the other party, in the manner set forth in paragraph 8(e) or (f) below, prior to the Extension Date in question, that the term then in effect is not to be extended or further extended, as the case may be.

      3. Positions and Responsibilities; Place of Performance. During the term of this Agreement, the Employee agrees to serve the Company and the Company agrees to employ the Employee as its Senior Vice President, Strategic Business Development, and General Counsel, reporting to the Chief Executive Officer of the Company (the "CEO"). In that capacity, he shall be responsible for managing all legal matters regarding the company, participating and directing strategic business development matters for the company, and performing such other reasonable duties, consistent with the position of Senior Vice President, Strategic Business Development, and General Counsel, as may lawfully be assigned to him by the CEO or the Board of Directors of the Company (the "Board"). In addition, if elected as a member of the Board or a committee of the Board
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during the term of this Agreement (there being no obligation on the part of the
Company, the Board or the shareholders of the Company to elect the Employee as such or to nominate the Employee for election as such) the Employee agrees to serve as such, without additional compensation beyond that provided in this Agreement. In connection with his employment by the Company, the Employee shall be based at the executive offices of the Company in Blauvelt, New York, and he agrees to relocate his residence to that general vicinity if such relocation should be necessary for him to serve at that location. If the Company requires the Employee to relocate outside the Metropolitan area of New York City during the term of his employment and if the Employee declines to do so, such refusal to relocate shall be considered termination by the Employee for Good Reason. During the term of this Agreement, the Employee shall devote all his business time, attention, skill and efforts to the faithful performance of his duties hereunder. Provided however, Employee serves on the Board of Directors of I-Dent International and such service will not be considered a violation of the terms of this Agreement.

      4. Compensation. For all services rendered by the Employee in any capacity during the term of this Agreement, and for his undertakings with respect to confidential information set forth in paragraph 6 below, the Employee shall be entitled to the following:

            (a) a salary, payable in installments not less frequent than monthly, at the annual rate of $235,000.00, with increases in such rate in accordance with the Company's regular administrative practices applicable to senior officers from time to time during the term of this Agreement (the annual salary rate as increased from time to time during the term of this Agreement being hereafter referred to as the "Base Salary"); and

            (b) participation in the Company's annual executive incentive or bonus plan as in effect from time to time, with the opportunity to receive an award in accordance with the terms and conditions of such plan, for each fiscal year of the Company that commences or terminates during the term of this Agreement, of up to 40% of the Base Salary earned during such year (or such higher percentage as the Board or a committee of the Board may prescribe from time to time during the term of this Agreement), it being understood that any award for the fiscal year of the Company in which the term of this Agreement commences or terminates pursuant to the terms hereof shall be prorated based on the portion of such fiscal year that coincides with the term of this Agreement, and that any award for the fiscal year of the Company in which the term of this Agreement terminates pursuant to the terms hereof shall be made at the same time as awards (if any) are made to other participants with respect to such fiscal year; and

            (c) an option to purchase 50,000 shares of the Company's common stock at the fair market value of such shares on the date on which the Board or a committee of the Board (the Administrator") grants such option or if later, on the date which the Administrator specifies as the date on which the grant of such option is to be effective (the "Grant Date") (the number of shares and purchase price to be adjusted for any stock split occurring after the Grant
Date), subject to the terms and conditions of any

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stock option plan of the Company under which such option may be granted, such other terms and conditions consistent with the terms of such plan the Administrator granting the option may impose and the following terms and conditions:

                  (i) the option shall become exercisable on the first anniversary of the Grant Date with respect to one-third of the shares that are subject to the option, if the Employee remains in the full-time employment of the Company until that date; and

                  (ii) the option shall become exercisable on the second anniversary of the Grant Date with respect to an additional one-third of the shares that are subject to the option, if the Employee remains in the full-time employment of the Company until that date: and

                  (iii) the option shall become exercisable on the third anniversary of the Grant Date with respect to the final additional one-third of the shares that are subject to the option, if the Employee remains in the full-time employment of the Company until that date; and

                  (iv) to the extent not theretofore exercisable, the option shall become exercisable on the date, if any, on which a Change in Control (as defined in the Company's 1993 Stock Incentive Plan as in effect on the date of this Agreement ) occurs, if the Employee remains in the full-time employment of the Company until that date, provided that, if such Change in Control occurs less than six months after the Grant Date, the Employee agrees in writing (if requested to do so by the Administrator) to remain in the employ of the Company or a subsidiary at least through the date which is six months after the Grant Date with substantially the same title, duties, authority, reporting relationships and compensation as on the day immediately preceding such Change in Control; and

                  (v) the option shall expire on the tenth anniversary of the Grant Date unless the Employee's employment terminates before that date, in which case the option shall expire upon such termination of employment or within such period of time thereafter as the Administrator may specify; provided that if the Company terminates the Employee's employment without Good Cause or the Employee terminates his employment with Good Reason, such option shall remain exercisable, to the extent it was exercisable at the time of such termination, for at least three months thereafter; and

            (d) the business and personal use of an automobile at Company expense including, without limitation, payment or reimbursement of automobile insurance and maintenance expenses in accordance with the Company's automobile policy applicable to senior officers on the date of this Agreement; and

            (e) participation in all Company health, welfare, savings and other employee benefit and fringe benefit plans (including vacation pay plans or policies and life and disability insurance plans) in which other senior officers of the Company participate during the term of this Agreement, subject in all events to the terms and


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conditions of such plans as in effect from time to time. Nothing in this paragraph (e) shall preclude the Company from amending or terminating any such plan at any time. The plans covered by this paragraph (e) shall not include the annual incentive or stock option plans, which are covered by paragraphs (b) and
(c) above.

      5. Termination of Employment.

            (a) Termination by the Company without Good Cause or by the Employee for Good Reason. If during the term of this Agreement the Employee's employment with the Company is terminated by the Company without Good Cause or is terminated by the Employee for Good Reason other than at the expiration of the original or any extended term of this Agreement, the Company, subject to compliance by the Employee with the provisions of paragraph 6 below, relating to confidential information, shall pay the Employee, as liquidated damages, and as additional consideration for the Employee's undertakings under paragraph 6 below, a lump sum amount of money equal to 1.5 times his Base Salary. Payment under this paragraph (a) shall be in lieu of any severance pay that may be payable under any plan or practice of the Company.

            (b) Termination by the Company for Good Cause or by the Employee without Good Reason. If, during the term of this Agreement, the Employee's employment by the Company is terminated by the Company for Good Cause or by the Employee without Good Reason, the Employee shall not be entitled to receive any compensation under paragraph 4 above accruing after the date of such termination or any payment under paragraph 5(a) above. The provisions of this paragraph 5(b) shall be in addition to, and not in lieu of, any other rights and remedies the Company may have at law or in equity in respect of such termination of employment.

            (c) Good Cause Defined. For purposes of this Agreement, the Company shall have "Good Cause" to terminate the Employee's employment during the term of this Agreement if:

                  (i) the Employee materially fails to substantially perform his duties hereunder for any reason or fails to devote substantially all his business time to the affairs of the Company, and such failure is not discontinued within a reasonable period of time, in no event to exceed 30 days, after the Employee receives written notice from the Company of such failure; or

                  (ii) the Employee commits a material act of dishonesty resulting or intended to result directly or indirectly in gain or personal enrichment at the expense of the Company; or

                  (iii) the Employee is grossly negligent or engages in willful misconduct or insubordination in the performance of his duties hereunder; or

                  (iv) the Employee breaches his obligations under paragraph 6 below, relating to confidential information.


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            (d) Good Reason Defined. For purposes of this Agreement, the
Employee shall have "Good Reason" to terminate his employment during the term of this Agreement if:

                  (i) the Company fails to provide compensation or benefits that the Company is obligated to provide under paragraph 4 above and the failure is not remedied within 30 days after the Company receives written notice from the Employee of such failure; or

                  (ii) the Company assigns the Employee duties, responsibilities or reporting relationships not contemplated by paragraph 3 above without his consent, or limits his duties or responsibilities contemplated by paragraph 3 above in any respect materially detrimental to him, and in either case the situation is not remedied within 30 days after the Company receives written notice from the Employee of the situation;

                  (iii) he is removed from, or not elected or reelected to, the office of Senior Vice President, Strategic Business Development and General Counsel of the Company, or

                  (iv) the Company requires the Employee to relocate outside the Metropolitan area of New York City and the Employee declines to do so.

      6. Confidential Information. The Employee agrees not to disclose, either while in the Company's employ or at any time thereafter, to any person not employed by the Company, or not engaged to render services to the Company, except with the prior written consent of an authorized officer of the Company or as necessary or appropriate for the performance of his duties hereunder, any material confidential information obtained by him while in the employ of the Company, including, without limitation, information relating to any of the inventions, processes, formulae, plans, devices, compilations of information, research, methods of distribution, suppliers, customers, client relationships, marketing strategies or trade secrets of the Company or any subsidiary thereof; provided, however, that this provision shall not preclude the Employee from use or disclosure of information known generally to the public or of information not considered confidential by persons engaged in the businesses conducted by the Company, or otherwise disclosed by the Company to any third parties. any subsidiary of the Company, or from disclosure required by law or court order. The Employee also agrees that upon leaving the Company's employ he will not take with him, without the prior written consent of an authorized officer of the Company, and he will surrender to the Company, any record, list, drawing, blueprint, specification or other document or property of the Company or any subsidiary thereof, together with any copy or reproduction thereof, mechanical or otherwise, which is of a confidential nature relating to the Company or any subsidiary thereof, or without limitation, relating to its or their methods of distribution, suppliers, customers, client relationships, marketing strategies or any description of any formulae or secret processes, or which was obtained by him or entrusted to him during the course of his employment with the Company.


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      7. Severability

            (a) In the event that any provision of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement not so invalid or unenforceable shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law; and

            (b) Any provision of the Agreement which may for any reason be invalid or unenforceable in any jurisdiction shall remain in effect and be enforceable in any jurisdiction in which such provision shall be valid and enforceable.

      8. General Provisions.

            (a) No right or interest to or in any payments to be made under this Agreement shall be subject to anticipation, alienation, sale, assignment, encumbrance, pledge, charge or hypothecation or to execution, attachment, levy or similar process, or assignment by operation of law.

            (b) To the extent that the Employee acquires a right to receive payments from the Company under this Agreement, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of any amount hereunder.

            (c) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts performed wholly within the State of New York, without giving effect to the principles of conflicts of laws of that State.

            (d) This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Employee, his heirs, legatees, distributees and legal representatives.

            (e) Any notice or other communication to the Company pursuant to any provision of this Agreement shall be given in writing and will be deemed to have been delivered:

                  (i) when delivered in person to the Corporate Secretary or Chief Executive Officer of the Company; or

                  (ii) one week after it is deposited in the United States certified or registered mail, postage prepaid, addressed to the Corporate Secretary of the Company at Two Quaker Road, Pomona, New York 10970 or at such other address of which the


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Company may from time to time give the Employee written notice in accordance with paragraph 8(f) below.

            (f) Any notice or other communication to the Employee pursuant to any provision of the Agreement shall be given in writing and will be deemed to have been delivered:

                  (i) when delivered to the Employee in person, or

                  (ii) one week after it is deposited in the United States certified or registered mail, postage prepaid, addressed to the Employee at 2 Doral Greens Drive West, Rye Brook, New York 10573 or at such other address of which the Employee may from time to time give the Company written notice in accordance with paragraph 8(e) above.

            (g) No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver shall be agreed to in a writing signed by the Employee and an authorized officer of the Company.

            (h) This instrument contains the entire agreement of the parties relating to the subject matter of this Agreement and supersedes and replaces all prior agreements and understandings with respect to such subject matter, and the parties have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            BARR LABORATORIES, INC.


                                            By:  CATHERINE F. HIGGINS
                                               ----------------------------
[SEAL]                                      Vice President, Human Resources

Attest:

PAUL BISARO
-------------------
Secretary


                                          MARTIN ZEIGER
                                          ----------------------
                                          Employee


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